UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2018

LEAF GROUP LTD.

(Exact name of Registrant as specified in its charter)

Delaware	001- 35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1655 26th Street Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 656-6253

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                     Submission of Matters to a Vote of Security Holders.

On June 12, 2018, Leaf Group Ltd. (the “Company”) held its Annual Meeting of Stockholders (the “2018 Annual Meeting”). At the 2018 Annual Meeting, 22,569,229 shares were represented in person or by proxy, constituting approximately 91.18% of the Company’s outstanding shares as of April 18, 2018, the record date for the 2018 Annual Meeting. At the 2018 Annual Meeting, the following three proposals were submitted to the stockholders and the Company’s inspector of elections certified the vote tabulations indicated below.  For more information about the proposals, please refer to the definitive proxy statement for the 2018 Annual Meeting filed by the Company with the Securities and Exchange Commission on April 30, 2018 (the “Proxy Statement”).

Proposal 1 - Election of Directors

The individuals listed below were each re-elected to serve on the Company’s board of directors (the “Board”) for a three-year term expiring at the Company’s 2021 Annual Meeting of Stockholders, or until his successor is duly elected and qualified.

Nominee for Director	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Shares Voted in Favor
Victor Parker	18,154,944	850,121	3,564,164	95.53%
Mitchell Stern	18,132,944	872,121	3,564,164	95.41%
John Pleasants	18,132,944	872,121	3,564,164	95.41%

Proposal 2 - Ratification of the Independent Registered Public Accounting Firm

Proposal 2 was a management proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Shares Voted in Favor
22,554,954	14,274	1	—	99.94%

Proposal 3 — Advisory (Non-Binding) “Say-on-Pay” Vote to Approve Executive Compensation for 2017

Proposal 3 was a management proposal to adopt a say-on-pay resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement.  This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Shares Voted in Favor
15,273,980	2,854,271	876,814	3,564,164	84.25%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2018	LEAF GROUP LTD.

	By:	/s/ Adam Wergeles
Adam Wergeles
Executive Vice President and General Counsel